Exhibit 99.9

Deal Info

Deal Name	FHLT 2005-B
Bloomberg Ticker:
Asset Class:	Subprime
Issuer:
Trustee:	HSBC Bank USA, National Association
Lead Manager(s)
Month:
To Roll	23
Remaining Term	358
Remaining IO Term	23
% Interest Only

Cells in red font are calculations and should be left alone.

Please put averages in gray cells at the bottom of each bucket.

Master Servicer:
Backup Servicer:
Primary Servicer (s):	%Name	Originator (s):	% Name
1	100 Fremont	1	100 Fremont
2		2
3		3
4		4
5		5
6		6
7		7
8		8
9		9
10		10

Please fill out complete list of servicers and originators even if it is greater then ten

FICO BUCKET
	Deal Size							Weighted Average Collateral Characteristics
FICO	# Loans	Balance	%	WA Loan Balance	WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only	MI%
NA
=<500	14	2,261,727	0.23	161,552	8.67	500	74.85	41.26	100	74.92	90.99	37.11	0
>500 =<520	192	40,180,160	4.03	209,272	8.61	510	73.43	43.55	95.58	88.79	89.29	48.02	0
>520 =<540	269	56,209,288	5.63	208,956	8.15	531	73.86	42.45	94.07	87.8	87.83	60.83	0
>540 =<560	343	66,933,437	6.71	195,141	7.69	551	79.43	42.97	94.75	88.39	74.13	70.88	0.85
>560 =<580	420	81,402,849	8.16	193,816	7.55	570	81.16	42.8	91.96	86.75	63.43	77.65	2.54
>580 =<600	702	118,997,777	11.93	169,513	7.24	590	83.27	42.96	93.76	84.52	45.12	84.67	38.67
>600 =<620	623	128,082,154	12.84	205,589	7.07	610	82.96	41.77	91.3	83.66	56.12	74.18	28.98
>620 =<640	626	140,764,207	14.11	224,863	6.93	631	81.81	41.6	88.94	77.03	54.46	57.27	27.2
>640 =<660	514	124,870,822	12.52	242,939	6.8	650	81.83	41.1	94.99	81.9	47.23	46.58	40.46
>660 =<680	401	99,140,392	9.94	247,233	6.69	670	83.13	41.83	93.31	79.04	41.61	50.97	40.35
>680 =<700	246	54,879,301	5.5	223,087	6.93	690	84.23	41.34	87.13	76.11	29.69	47.36	34.35
>700 =<750	281	65,130,835	6.53	231,782	6.79	720	84.26	43.21	86.81	72.13	26.22	45.23	29.48
>750	70	18,683,973	1.87	266,914	6.84	770	82.53	42.93	85.06	64.21	23.99	36.98	29.35
TOTAL	4,701	997,536,922	100

FICO Mean:	616	Median:	612.00	Standard Deviation:	57.02

LTV BUCKET
	Deal Size							Weighted Average Collateral Characteristics
LTV	# Loans	Balance	%	WA Loan Balance	WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only	MI%
=<50	78	11,983,213	0.01	153,631	7.63	578	42.07	40.11	87.65	80.55	95.65	38.37	0
>50 =<55	42	7,649,182	0.77	182,123	7.54	585	52.74	37.65	95.21	87.93	89.43	44.03	5.49
>55 =<60	76	17,177,519	1.72	226,020	7.56	594	57.58	41.69	96.57	77.43	97.21	50.77	2.74
>60 =<65	132	31,903,492	3.20	241,693	7.71	579	63.42	41.49	93.77	83.8	89.22	52.23	8.19
>65 =<70	185	45,371,622	4.55	245,252	7.54	594	68.71	42.91	92.51	81.87	89	45.17	5.22
>70 =<75	240	56,837,733	5.70	236,824	7.48	576	74.1	42.38	92.53	86.21	86.61	47.66	7.07
>75 =<80	1,735	441,289,640	44.24	254,346	6.76	634	79.8	42.41	94.76	81.6	38	53.27	42.63
>80 =<85	347	83,967,760	8.42	241,982	7.1	599	84.51	42.29	86.63	81.6	75.8	82.47	13.58
>85 =<90	994	217,414,150	21.80	218,727	7.19	617	89.85	42.09	84.65	79.56	49.61	81.39	15.66
>90 =<95	227	25,007,291	2.51	110,164	7.8	639	94.86	42.8	98.64	85.13	60.76	74.74	32.06
>95 <100	645	58,935,319	5.91	91,373	8.99	658	99.91	41.04	99.15	82.54	36.26	53.46	11.33
=>100			0.00
TOTAL	4,701	997,536,921	98.83

LTV Mean:	83.35	CLTV:	81.56	Standard Deviation:	11.54	LTV =80:	38.9	% Silent Seconds:	41.64

DTI BUCKET
	Deal Size				Weighted Average Collateral Characteristics
DTI	# Loans	Balance	%	WA Loan Balance	WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only
=<20	137	29,502,826	2.96	215,349	7.28	613	81.85	13.77	85.83	83.57	62.15	72.71	10.1
>20 =<25	131	25,117,422	2.52	191,736	7.25	623	80.67	22.57	85.37	85.14	69.2	68.99	21.32
>25 =<30	270	49,820,001	4.99	184,519	7.23	614	80.74	27.88	89.79	87.06	64.09	62.31	22.72
>30 =<35	396	78,165,610	7.84	197,388	7.2	619	80.57	32.58	91.39	83.05	58.92	59.6	24.25
>35 =<40	663	138,470,863	13.88	208,855	7.18	622	80.86	37.74	93.2	82.86	49.99	54.92	28.76
>40 =<45	1,007	214,447,067	21.50	212,956	7.14	630	82.1	42.61	93.79	82.68	46.93	54.24	31.54
>45 =<50	1,552	335,248,187	33.61	216,010	7.09	625	82.93	48.03	93.07	79.68	45.35	65.03	32.97
>50 =<55	540	124,773,174	12.51	231,061	7.4	592	78.72	52.75	88.57	79.42	74.36	67.67	0.77
>55 =<60	4	1,520,864	0.15	380,216	7.1	684	87.04	56.05	81.6	65.67	0	47.27	37.82
>60	1	470,907	0.05	470,907	5.5	636	75	64.03	0	100	100	100	0
TOTAL	4,701	997,536,921	100.01

DTI Mean:	41.82	Median:	43.8	Standard Deviation:	9.04

PURPOSE BUCKET
	Deal Size				Weighted Average Collateral Characteristics
Purpose	# Loans	Balance	%	WA Loan Balance	WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only
Purchase	2,414	456,011,514	45.71	188,903	7.1	640	84.12	42.54	89.94	79.84	0	59.41	37.93
Refi (Cash out)	2,229	528,856,989	53.02	237,262	7.25	603	79.42	41.89	93.47	82.99	100	62.74	15.66
Refi (no Cash)			0.00
Refi (Rate Term)	58	12,668,418	1.27	218,421	6.83	606	78.57	41.06	98.28	87.26	0	76.39	18.65
Consolidation			0.00
Other			0.00
TOTAL	4,701	997,536,921	100.00

OCCUPANCY BUCKET
	Deal Size				Weighted Average Collateral Characteristics
Occ Type	# Loans	Balance	%	WA Loan Balance	WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only
Primary (OOC)	4,223	916,895,348	91.92	217,119	7.14	619	81.46	42.21	100	83.42	53.91	60.93	27.98
Investment	422	65,671,386	6.58	155,619	7.75	635	83.13	41.98	0	59.6	41.26	70.45	0
2nd / Vacation	56	14,970,186	1.50	267,325	7.02	623	80.84	40.68	0	66.9	49.66	50.3	10.82
Rental			0.00
Other			0.00
TOTAL	4,701	997,536,920	100.00

DOCUMENTATION BUCKET
	Deal Size				Weighted Average Collateral Characteristics
Doc Type	# Loans	Balance	%	WA Loan Balance	WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only
Full	3,150	612,425,654	61.39	194,421	7.01	612	82.87	42.29	91.22	84.51	54.18	100	31.25
Alternative			0.00
Limited			0.00
Stated	1,451	356,028,703	35.69	245,368	7.46	635	79.13	42.47	93.12	76.42	49.4	0	17.32
No Ratio			0.00
NINA			0.00
No Doc			0.00
Easy	100	29,082,564	2.92	290,826	7.31	599	83.59	36.11	91.95	83.94	72.81	0	17.49
TOTAL	4,701	997,536,921	100.00

PROPERTY BUCKET
	Deal Size				Weighted Average Collateral Characteristics
Property Type	# Loans	Balance	%	WA Loan Balance	WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only
Single Family	3,910	814,052,339	81.61	208,198	7.17	617	81.51	41.96	93.96	100	53.92	63.58	27.71
PUD			0.00
2-4 Unit	485	127,094,587	12.74	262,051	7.2	635	81.88	43.49	82.7	0	51.55	50.29	11.88
Townhouse			0.00
Condo	304	56,137,730	5.63	184,664	7.2	636	81.55	42.42	83.08	0	43.05	54.65	31.06
MH	2	252,265	0.03	126,133	7.82	595	83.02	36.39	100	0	100	100	0
Other			0.00
TOTAL	4,701	997,536,921	100.01

PRINCIPAL BUCKET
	Deal Size				Weighted Average Collateral Characteristics
UPB	# Loans	Balance	%	WA Loan Balance	WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only
=<50	440	11,077,537	1.11	25,176	10.45	626	97.56	41.06	95.54	84.87	24.55	80.75	0
>50 =<75	314	19,397,685	1.94	61,776	9.38	614	88.09	40.26	80.17	84.22	35.36	65.11	1.38
>75 =<100	371	32,875,444	3.30	88,613	8.26	618	84.3	40.5	81.15	83.34	41.97	68.57	4.9
>100 =<125	455	51,033,507	5.12	112,162	7.7	611	83.06	40.84	89.76	88.52	39.23	76.88	14.22
>125 =<150	388	53,623,008	5.38	138,204	7.66	605	80.99	40.67	90.18	88.38	45.73	72.95	14.64
>150 =<200	730	127,181,966	12.75	174,222	7.3	604	79.67	41.57	91.96	85.49	57.97	72.33	21.33
>200 =<250	512	114,882,726	11.52	224,380	7.16	610	80.28	43.26	91.11	80.98	54.57	66.36	26.96
>250 =<300	400	109,992,888	11.03	274,982	7.05	619	80.54	42.83	89.7	82.71	56.37	61.25	28.66
>300 =<350	310	100,169,679	10.04	323,128	6.96	623	82.04	43.23	92.6	77.45	54.15	52.06	26.87
>350 =<400	234	88,068,717	8.83	376,362	6.84	621	80.18	43.94	94.87	72.52	54.96	52.67	29.94
>400 =<450	179	76,034,849	7.62	424,776	6.78	640	81.69	42.63	95.57	72.59	48.55	42.51	31.89
>450 =<500	127	60,481,066	6.06	476,229	6.82	628	81.62	42.58	91.33	73.91	56.81	53.89	24.29
>500 =<600	124	67,947,612	6.81	547,965	6.85	634	82.52	43.17	94.18	85.6	44.63	53.38	44.45
>600 =<700	58	37,965,480	3.81	654,577	6.84	635	82.74	41.22	95.05	84.98	64.18	51.46	30.87
=>700	59	46,804,757	4.69	793,301	6.55	641	81.72	37.54	96.89	93.68	72.44	75.03	37.15
TOTAL	4,701	997,536,921	100.01

*	In $1,000

Min	4939.18	Max	1000000

State Concentration Bucket *
	Deal Size				Weighted Average Collateral Characteristics
State*	# Loans	Balance	%	WA Loan Balance	WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only
CA	1,078	314,571,705	31.53	291,810	6.85	628	79.34	42.53	94.01	88.38	51.36	57.73	42.36
NY	361	108,663,708	10.89	301,008	7.1	631	82.04	44.22	92.75	51.72	50.16	46.83	8.55
FL	505	81,820,590	8.20	162,021	7.54	611	83.06	40.6	87.25	89.69	45.68	66.37	17.52
NJ	314	81,416,012	8.16	259,287	7.43	612	80.79	42.1	93.56	71.04	70.24	50.02	11.2
IL	304	48,286,321	4.84	158,837	7.42	614	83.25	42.72	88.14	74.59	59.57	66.61	8.58
MD	200	41,543,313	4.16	207,717	7.33	608	81.63	42.45	92.55	94.79	64.79	69.55	25.63
MA	146	39,379,186	3.95	269,720	7.12	619	80.25	41.95	89.95	57.7	66.4	61.56	16.13
GA	246	33,840,718	3.39	137,564	7.48	611	85.46	41.07	88.39	92.43	36.21	78.4	29.06
VA	140	31,952,453	3.20	228,232	7.45	609	81.22	43.17	96.04	93.53	51.42	59.72	30.21
NV	85	20,959,839	2.10	246,586	6.84	630	82.43	41.76	83.14	95.06	55.6	72.03	26.57
MN	102	18,367,505	1.84	180,074	7.1	619	84.13	43.29	92.9	85.08	53.52	70.63	27.25
CT	86	17,067,305	1.71	198,457	7.38	617	83.7	42.61	90.63	61.52	50.87	63.74	10.73
CO	106	15,141,062	1.52	142,840	6.66	628	82.15	42.28	97.38	95.95	44.46	87.79	65.53
HI	51	13,770,270	1.38	270,005	6.93	637	80.91	41.16	93.48	57.88	56.24	46.24	18.52
MI	108	13,153,096	1.32	121,788	7.72	620	85.19	40.2	86.79	86.88	48.31	62.84	12.54
Other	869	117,603,838	11.79	135,332	7.46	611	83.95	40.45	90.81	92.99	48.22	74.07	21.24
TOTAL	4,701	997,536,921	99.98

*	Fill in top 15 states only, combine the remaining in the “Other” Bucket.

*Separate California into North and South if possible.

	Deal Size				Weighted Average Collateral Characteristics
California Breakdown	# Loans	Balance	%	WA Loan Balance	WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only
CA North	417	124,271,759	12.46	298,014	6.83	629	79.41	42.61	93.99	92.25	52.53	61.87	43.26
CA South	661	190,299,946	19.08	287,897	6.86	627	79.29	42.48	94.02	85.85	50.6	55.03	41.78
	1,078	314,571,705	31.53

FIXED / FLOATING (ii)
	Deal Size				Weighted Average Collateral Characteristics
Type	# Loans	Balance	%	WA Loan Balance	WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only
Fixed	1,046	112,867,984	11.31	107,904	7.95	638	84.71	41.93	95.43	78.89	65.65	66.7	0
Balloon			0.00
2/28	2,687	606,866,948	60.84	225,853	7.37	607	80.79	42.26	88.08	79.99	59.23	54.91	0
3/27	59	14,333,188	1.44	242,935	7.26	619	81.95	41.55	91.99	72.9	53.66	67.26	0
5/25	23	5,328,791	0.53	231,687	7.06	613	83.09	40.62	92.92	66.2	90.19	53.74	0
2/28 IO	844	245,500,631	24.61	290,878	6.4	643	81.94	42.22	99.34	87.83	31.01	73.4	100
3/27 IO	42	12,639,379	1.27	300,938	6.18	658	81.81	40.8	100	78.91	52.75	88.42	100
5/25 IO			0.00
Other			0.00
TOTAL	4,701	997,536,921	100.00

List all loan types and separate the IO loans i.e. 2/28 and 2/28 IO should have separate rows.

LIEN BUCKET
	Deal Size				Weighted Average Collateral Characteristics
Type	# Loans	Balance	%	WA Loan Balance	WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only
First	4,004	965,561,576	96.79	241,149	7.08	619	80.98	42.17	91.69	81.59	54.02	61.28	26.73
Second	697	31,975,345	3.21	45,876	10.22	647	99.09	42.43	98.61	82.11	22.61	64.88	0
Third			0.00
Other			0.00
TOTAL	4,701	997,536,921	100.00

PREPAYMENT BUCKET
	Deal Size				Weighted Average Collateral Characteristics
Type	# Loans	Balance	%	WA Loan Balance	WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only
None	1,076	210,695,722	21.12	195,814	7.42	620	82.08	41.66	92.95	77.89	57.09	57.85	18.22
6 Months			0.00
1 Year	620	150,961,628	15.13	243,487	7.25	627	81.91	42.96	90.83	67.82	53.59	57.63	13.22
2 Year	2,657	563,012,309	56.44	211,898	7.09	617	81.45	42.29	91.52	85.69	48.71	62.73	32.74
3 Year	347	72,703,671	7.29	209,521	6.97	627	80.16	41.12	94.24	89.32	73.28	68.99	21.26
5 Year			0.00
Other	1	163,590	0.02	163,590	8.25	571	90	48	100	100	100	100	0
TOTAL	4,701	997,536,920	100.00

INDEX BUCKET
	Deal Size				Weighted Average Collateral Characteristics
Type	# Loans	Balance	%	WA Loan Balance	WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only
Libor - 6 Month	3,655	884,668,937	88.69	242,043	7.08	618	81.16	42.21	91.47	81.95	51.4	60.72	29.18
Libor - 1 Year			0.00
Treasury - 1 Year			0.00
CMT - 1 Year			0.00
			0.00
			0.00
			0.00
Other	1,046	112,867,984	11.31	107,904	7.95	638	84.71	41.93	95.43	78.89	65.65	66.7	0
TOTAL	4,701	997,536,921	100.00

List all reset rates

Deal Coverage
Percentage of the deal based on		Loan-to-Value (LTV)
FICO and LTV buckets.*		=<55	>55 =<60	>60 =<65	>65 =<70	>70 =<75	>75 =<80	>80 =<85	>85 =<90	>90 =<95	>95 <100	=>100

FICO	NA
	=<500	0.01	0.02	0.00	0.00	0.07	0.13	0.00	0.00	0.00	0.00	0.00
	>500 =<550	0.71	0.48	1.18	1.34	2.33	4.01	1.93	0.37	0.01	0.00	0.00
	>550 =<600	0.53	0.48	0.76	1.07	1.34	7.48	2.70	8.39	0.75	0.61	0.00
	>600 =<625	0.26	0.27	0.63	0.75	0.66	6.07	1.15	4.70	0.46	1.14	0.00
	>625 =<650	0.20	0.20	0.35	0.60	0.70	9.91	1.07	3.46	0.32	0.96	0.00
	>650 =<675	0.19	0.08	0.25	0.42	0.27	7.47	0.52	2.21	0.28	1.28	0.00
	>675 =<700	0.06	0.02	0.03	0.16	0.20	4.39	0.62	1.29	0.48	0.84	0.00
	>700 =<725	0.00	0.03	0.00	0.10	0.14	2.49	0.29	0.85	0.08	0.56	0.00
	>725 =<750	0.00	0.08	0.00	0.00	0.00	1.13	0.14	0.25	0.10	0.29	0.00
	>750 <800	0.01	0.06	0.00	0.08	0.00	1.04	0.00	0.26	0.04	0.23	0.00
	=>800	0.00	0.00	0.00	0.03	0.00	0.11	0.00	0.02	0.00	0.00	0.00

* This table should be filled out with the percentage of the deal corresponding to each cross LTV and FICO buckets

MI Coverage
Percentage of MI coverage
	based on FICO and LTV	Loan-to-Value (LTV)
	buckets.*	=<55	>55 =<60	>60 =<65	>65 =<70	>70 =<75	>75 =<80	>80 =<85	>85 =<90	>90 =<95	>95 <100	=>100

FICO	NA
=<500
>500 =<550
>550 =<600
>600 =<625
>625 =<650
>650 =<675
>675 =<700
>700 =<725
>725 =<750
>750 <800
=>800

* This table should be filled out with the percentage of MI corresponding to each cross LTV and FICO buckets

IO ONLY FICO BUCKET
	Deal Size				Weighted Average Collateral Characteristics
Type	# Loans	Balance	%	WA Loan Balance	WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	LTV =>80
NA			0.00
=<500			0.00
>500 =<520			0.00
>520 =<540			0.00
>540 =<560	1	571,000	0.22	571,000	5.99	555	63.44	39.6	100	100	0	100	0
>560 =<580	8	2,070,457	0.80	258,807	6.91	575	85.14	42.31	100	83.96	50.65	83.96	100
>580 =<600	196	46,020,928	17.83	234,801	6.65	590	82.05	43.36	97.88	89.43	33.53	96.05	94.8
>600 =<620	140	37,122,672	14.38	265,162	6.51	610	84.32	42.95	100	90.31	33.94	97.21	96.92
>620 =<640	130	38,281,654	14.83	294,474	6.3	631	82.24	41.65	98.32	90.73	38.93	87.9	89.17
>640 =<660	149	50,528,659	19.57	339,119	6.36	650	80.72	41.65	100	84.46	34.15	57.83	90.16
>660 =<680	124	40,007,637	15.50	322,642	6.18	670	81.06	42.33	100	88.51	31.86	63.03	89.52
>680 =<700	61	18,851,234	7.30	309,037	6.39	691	81.72	40.14	100	89	26.39	41.83	94.18
>700 =<750	63	19,202,837	7.44	304,807	6.16	718	81.97	41.93	100	78.76	16.45	58.45	94.83
>750	14	5,482,931	2.12	391,638	6.34	766	81.3	41.56	100	70.87	12.35	28.87	81.74
TOTAL	886	258,140,009	99.99

IO ONLY FICO BUCKET
	Deal Size				Weighted Average Collateral Characteristics
UPB	# Loans	Balance	%	WA Loan Balance	WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	LTV =>80
=<50			0.00
>50 =<75	4	267,992	0.10	66,998	7.81	590	80	42.99	100	100	0	100	100
>75 =<100	18	1,610,313	0.62	89,462	6.78	635	83.15	39.93	100	76.15	17.49	94.04	94.04
>100 =<500	770	196,950,058	76.30	255,779	6.39	643	81.89	42.43	99.45	85.94	29.47	74.08	94.05
>500 =<600	55	30,205,320	11.70	549,188	6.39	649	82.38	43.12	98.22	87.49	29.48	66.05	94.37
>600 =<700	18	11,718,724	4.54	651,040	6.52	642	82.34	41.03	100	94.2	33.72	60.69	94.35
=>700	21	17,387,604	6.74	827,981	6.22	647	81.25	38.27	100	100	66.85	95.69	63.55
TOTAL	886	258,140,011	100.00

*	In $1,000

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasobleness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the fil prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.